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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


         Date of Report (date of earliest event reported):  October 14, 1998


                         SPS TRANSACTION SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                   1-10993                   36-3798295
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(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)


2500 Lake Cook Road, Riverwoods, Illinois                     60015
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:       (847) 405-3700
                                                     --------------------------

                                 Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report.)

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Item 5. Other Events

  On October 14, 1998, at a special meeting (the "Special Meeting") of stockholders of SPS Transaction Services, Inc., a Delaware corporation (the "Company"), the Company's stockholders (i) approved the sale by the Company of substantially all of its assets, consisting of all the issued and outstanding capital stock of the Company's two subsidiaries, SPS Payment Systems, Inc., a Delaware corporation, and Hurley State Bank, a South Dakota state chartered bank, to Associates First Capital Corporation, a Delaware corporation ("Associates"), pursuant to a Stock Purchase Agreement, dated as of April 18, 1998, between the Company and Associates (the "Sale"), and (ii) adopted the Agreement and Plan of Merger, dated as of June 15, 1998, between the Company and Sail Acquisition, Inc., a Delaware corporation ("Acquisition"), pursuant to which Acquisition will be merged with and into the Company, with the Company being the surviving corporation (the "Merger").

  A copy of the Company's press release relating to the Special Meeting is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit
Number         Description
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 99.1          Press Release of the Registrant dated October 14, 1998.





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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 SPS TRANSACTION SERVICES, INC.


Date: October 14, 1998                            By:  /s/ Russell J. Bonaguidi
      -----------------------------------         -----------------------------
                                                  Russell J. Bonaguidi




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EXHIBIT INDEX
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Exhibit
Number         Description
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 99.1          Press Release of the Registrant dated October 14, 1998.